UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 3, 2007

Third Wave Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 South Rosa Road, Madison, Wisconsin (Address of Principal Executive Offices)	53719 (Zip Code)

(608) 273-8933
(Registrant’s Telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2007, the Company issued a news release reporting its first-quarter 2007 financial results, a copy of which is filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1	News Release issued by the Company.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.

Date: May 3, 2007	By:	/s/Cindy S. Ahn Name: Cindy S. Ahn Title: Vice President & General Counsel

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EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	News Release issued by the Company

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